04/06/98


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

            FIRST AMENDMENT, dated as of April 20, 1998, to the Amended and Restated Loan and Security Agreement, dated as of February 3, 1998, among Morgan Products Ltd. ("Borrower"), a Delaware corporation, the Lenders named therein and Fleet Capital Corporation, as Agent and Lender.

            WHEREAS, Borrower, the lender signatories thereto ("Lenders") and Fleet Capital Corporation ("FCC") as agent for such Lenders (FCC, in such capacity, "Agent") entered into a certain Amended and Restated Loan and Security Agreement dated as of February 3, 1998 (said Amended and Restated Loan and Security Agreement, the "Loan Agreement"); and

            WHEREAS, Borrower, Lenders and Agent desire to amend certain provisions of the Loan Agreement.

            NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

            1. Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings given them in the Loan Agreement.

            2. Additional Definition. The following definition of "Rolling Period" is hereby added to the definitions contained in Appendix A of the Loan Agreement.

                                   *  *  *

            "Rolling Period - as of any date of calculation, the immediate preceding four full fiscal quarters; provided, however that prior to the fiscal quarter ended on December 31, 1998, for purposes of calculating the financial covenants under Section 8.3, for the Rolling Periods ending (i) April 4, 1998, EBITDA from April 6, 1997 through December 31, 1997 shall be deemed to equal $5,000,000; (ii) July 4, 1998, EBITDA from July 6, 1997 through December 31, 1997 shall be deemed to equal $2,600,000; and (iii) October 3, 1998, EBITDA from October 5, 1997 through December 31, 1997, shall be deemed to equal $200,000."

                                    *  *  *

            3. Amended Definitions. The definition of "Applicable Margin" contained in Appendix A to the Loan Agreement is hereby deleted and the following is inserted in its stead:


                                    *  *  *



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            Applicable  Margin  - a  percent  determined  by  the  ratio  of the
Borrower's Money Borrowed to EBITDA for the Rolling Period then ended, as set forth in Borrower's annual or quarterly financial statements delivered pursuant to Section 8.1.3 of the Agreement pursuant to the following schedule:


    Ration of Money Borrowed         Applicable Margin         Applicable Margin
    to Annualized EBITDA or           (Prime Portion)           (LIBOR Portions)
     EBITDA (as applicable)

       less than 1.5 to 1                    0%                          1%


greater than and equal to 1.5 to 1
     but less than 2.0 to 1                  0%                        1.25%

greater than and equal to 2.0 to 1
     but less than 2.50 to 1                 0%                        1.50%


greater than and equal to 2.5 to 1
     but less than 3.0 to 1                  0%                        1.75%


greater than and equal to 3.0 to 1
     but less than 3.50 to 1                .25%                       2.00%


greater than and equal to 3.5 to 1          .50%                       2.25%

            As of February 3, 1998 the Applicable Margin shall be zero percent (0%) (Prime Portion) and one and one-half percent (12%) (LIBOR Portions). Changes in the Applicable Margins shall be made quarterly, commencing with the fiscal quarter ended December 31, 1998 and shall be effective as of the first day of the month in which Borrower delivers to Agent the financial statements for the applicable fiscal quarter or year in accordance with Section 8.1.3.

                                    *  *  *

            4. Specific Financial Covenants. Section 8.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "8.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations (other than contingent indemnity Obligations arising from any claim unknown to Borrower, Agent or any Lender) to Lenders, Borrower covenants that, unless otherwise consented to by Required Lenders in writing, it shall:

            8.3.1 Money Borrowed to EBITDA Ratio. Have at the end of each fiscal quarter within the Original Term a ratio of Money Borrowed as at the end of the applicable fiscal quarter to EBITDA for the Rolling Period then ended equal to or less than the ratio set forth opposite such Rolling Period in the following schedule:



                    Rolling Period                        Ratio

       Rolling Period Ended April 4, 1998               8.50 to 1

       Rolling Period Ended July 4, 1998                8.50 to 1

       Rolling Period Ended October 3, 1998             6.00 to 1

                    Rolling Period                        Ratio

       Rolling Periods Ended December 31, 1998          5.50 to 1
       and the last day of each fiscal quarter
       thereafter

            8.3.2 Interest Coverage Ratio. Have at the end of each fiscal quarter within the Original Term, an Interest Coverage Ratio for the Rolling Period then ended equal to or greater than the ratio set forth opposite such Rolling Period in the following schedule:


                    Rolling Period                        Ratio

       Rolling Period Ended April 4, 1998               1.25 to 1

       Rolling Period Ended July 4, 1998                1.25 to 1

       Rolling Period Ended October 3, 1998 and         2.00 to 1
       the last day of each fiscal quarter
       thereafter

            8.3.3 Fixed Charge Coverage Ratio. Have at the end of each fiscal quarter within the Original Term, commencing with the fiscal quarter ending October 3, 1998, a Fixed Charge Coverage Ratio for the Rolling Period then ended equal to or greater than 1.25 to 1."

                                    *  *  *

            5. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

            6. Continuing Effect. Except as otherwise specifically provided for herein, the Loan Agreement remains in full force and effect.




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


            IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date first written above.


MORGAN PRODUCTS LTD.                      FLEET CAPITAL CORPORATION ("Agent"
("Borrower")                              and "Lender")



By: /s/ Mitchell J. Lahr                  By: /s/ Sandra J. Evans
Name:  Mitchell J. Lahr                   Name:  Sandra J. Evans
Title: CFO & Secretary                    Title: Vice President


BANK OF AMERICA NATIONAL TRUST AND        HARRIS TRUST AND SAVING BANK
SAVINGS ASSOCIATION                       ("Lender")
("Lender")



By: /s/ Richard J. Kerbis                 By: /s/ Lee A. Vandermyde
Name:  Richard J. Kerbis                  Name:  Lee A. Vandermyde
Title: Vice President                     Title: Vice President







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